UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2016

Asia Training Institute, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-198615	47-1100063
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8152 Villaverde Drive Whittier, CA		90605
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (562) 273-5357

WeWearables, Inc.

7 Whitford, Irvine, CA 92602
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Changes in Control of Registrant.

On February 12, 2016, the following events occurred which resulted in a change in control of the Registrant:
1.
The sole director and officer of the Registrant, Thomas Chen (“Chen”), sold his 17,000,000 shares of the Registrant’s common stock (the “Shares”) to Chien Heng “George” Chiang (“Buyer”) for $232,079, of which $134,750 was used to satisfy liabilities of the Registrant.

2.	Chen previously controlled the Registrant by virtue of his ownership of approximately 83% of the outstanding Shares. Chen was also the Registrant’s sole director and officer.
3.	Two other shareholders of the Registrant sold a total of 2,000,000 Shares to Buyer for a total of $67,921.
4.	Buyer paid the aggregate purchase price of $300,000 for the Shares out of personal and loaned funds.
5.
Chen released the Registrant from any and all existing claims, settled various liabilities of the Registrant and indemnified Buyer and the Registrant from liabilities arising out of any breach of any representation, warranty, covenant or obligation of Chen.

6.	Chen, as the sole director and officer of the Registrant, resigned his positions in connection with the sale of the Shares and appointed Buyer as the Registrant’s sole director and officer.
7.	Following the closing of the transactions related to Buyer’s purchase of the Shares, Buyer beneficially owns approximately 98% of the issued and outstanding Shares.
8.
There are no arrangements or understandings by and among members of both the former and new control groups and their associates with respect to election of directors or other matters of the Registrant.

9.	There are no arrangements known to the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.

Disclosure required by Item 5.01(a)(8)

The Registrant was a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), immediately before the change of control and, therefore, is providing the information that would be required if the Registrant was filing a registration statement on Form 10.  As applicable, information required by a Form 10 with respect to the Registrant that has been previously reported, will be satisfied by identifying the filing in which such information was included.

Form 10 Items:

Item 1. Business.

The Registrant has determined to change its business focus from marketing and distribution for the next generation of wearable health and wellness devices as previously described in the Registrant’s filings with the Securities and Exchange Commission.  The Registrant’s current business strategy is to investigate and, if such investigation warrants, acquire a target operating company or business seeking the perceived advantages of being a publicly held corporation.  The Registrant’s principal business objective for the next twelve months and beyond such time will be to achieve long-term growth potential through a combination with an operating business rather than immediate, short-term earnings. The Registrant will not restrict its potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business.  However, the Registrant’s current focus is expected to focus on finding an operating business with significant operations in Asia.

Under SEC Rule 12b-2 under the Exchange Act, the Registrant qualifies as a “shell company,” because it has no or nominal assets (other than cash) and no or nominal operations.  Management does not intend to undertake any efforts to cause a market to develop in the Registrant’s securities, either debt or equity, until the Registrant has successfully concluded a business combination. The Registrant intends to comply with the periodic reporting requirements of the Exchange Act for so long as it is subject to those requirements.

The analysis of new business opportunities will be undertaken by or under the supervision of the management of the Registrant. As of this date, the Registrant has not entered into any definitive agreement with any party regarding business opportunities for the Registrant. The Registrant has unrestricted flexibility in seeking, analyzing and participating in potential business opportunities in that it may seek out a target company in any business, industry or geographical location.  In its efforts to analyze potential acquisition targets, the Registrant will consider the following kinds of factors:

(a)           potential for growth, indicated by new technology, anticipated market expansion or new products;

(b)           competitive position as compared to other firms of similar size and experience within the industry segment as well as within the industry as a whole;

(c)           strength and diversity of management, either in place or scheduled for recruitment;

(d)           capital requirements and anticipated availability of required funds, to be provided by the Registrant or from operations, through the sale of additional securities, through joint ventures or similar arrangements or from other sources;

(e)            the cost of participation by the Registrant as compared to the perceived tangible and intangible values and potentials;

(f)            the extent to which the business opportunity can be advanced;

(g)           the accessibility of required management expertise, personnel, raw materials, services, professional assistance and other required items; and

(h)           other relevant factors.

In applying the foregoing criteria, no one of which will be controlling, management will attempt to analyze all factors and circumstances and make a determination based upon reasonable investigative measures and available data.  Potentially available business opportunities may occur in many different industries, and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.  Due to the Registrant’s limited capital available for investigation, the Registrant may not discover or adequately evaluate adverse facts about the opportunity to be acquired.  In addition, the Registrant will be competing against other entities that possess greater financial, technical and managerial capabilities for identifying and completing business combinations. In evaluating a prospective business combination, the Registrant will conduct as extensive a due diligence review of potential targets as possible given the lack of information which may be available regarding private companies, the Registrant’s limited personnel and financial resources and the inexperience of its management with respect to such activities.  The Registrant expects that its due diligence will encompass, among other things, meetings with the target business’s incumbent management and inspection of its facilities, as necessary, as well as a review of financial and other information which is made available to it.  This due diligence review will be conducted either by the Registrant’s management or by unaffiliated third parties it may engage, including but not limited to attorneys, accountants, consultants or other such professionals.

Form of Potential Business Combination

The manner in which the Registrant participates in an opportunity will depend upon the nature of the opportunity, the respective needs and desires of the Registrant and the promoters of the opportunity, and the relative negotiating strength of the Registrant and such promoters.

It is likely that the Registrant will acquire its participation in a business opportunity through the issuance of common stock or other securities of the Registrant. Although the terms of any such transaction cannot be predicted, it should be noted that in certain circumstances the criteria for determining whether or not an acquisition is a so-called “tax free” reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) depends upon whether the owners of the acquired business own 80% or more of the voting stock of the surviving entity.  If a transaction were structured to take advantage of these provisions rather than other “tax free” provisions provided under the Code, all prior stockholders of the Registrant would in such circumstances retain 20% or less of the total issued and outstanding shares of the surviving entity.  Under other circumstances, depending upon the relative negotiating strength of the parties, prior stockholders of the Registrant may retain substantially less than 20% of the total issued and outstanding shares of the surviving entity. This could result in substantial additional dilution to the equity of those who were stockholders of the Registrant prior to a business combination with an operating entity.

The present stockholders of the Registrant may not have control of a majority of the voting securities of the Registrant following a reorganization transaction. As part of such a transaction, the Registrant’s sole director may resign and one or more new directors may be appointed without any vote by stockholders.

In the case of a business combination, the transaction may be accomplished upon the sole determination of management without any vote or approval by stockholders.  In the case of a statutory merger or consolidation directly involving the Registrant, it will may be approved by the Registrant’s majority shareholder without calling shareholders’ meeting.  The necessity to obtain such stockholder approval could result in delay and additional expense in the consummation of any proposed transaction and may also give rise to certain appraisal rights to dissenting stockholders.  Most likely, management will seek to structure any such transaction so as not to require stockholder approval.

It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial cost for accountants, attorneys and others.  The costs that will be incurred are difficult to determine at this time as the costs are expected to be tied to the amount of time it takes to identify and complete a business combination transaction as well as the specific factors related to the business combination target that is chosen, including such factors as the location, size and complexity of the business of the target company.  If a decision is made not to participate in a specific business opportunity, the costs theretofore incurred in the related investigation might not be recoverable.  Furthermore, even if an agreement is reached for the participation in a specific business opportunity, the failure to consummate that transaction may result in the loss to the Registrant of the related costs incurred.  The Registrant has not established a timeline with respect to the identification of a business combination target.

Competition

The Registrant will face vast competition from other shell companies that desire to seek a potential business combination with a private company seeking the perceived advantages of being a publicly held corporation.  The Registrant will be in a highly competitive market for a small number of business opportunities which could reduce the likelihood of consummating a successful business combination.  A large number of established and well-financed entities, including small public companies and venture capital firms, are active in mergers and acquisitions of companies that may be desirable target candidates for the Registrant.  Nearly all these entities have significantly greater financial resources, technical expertise and managerial capabilities than the Registrant does; consequently, the Registrant will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination.  These competitive factors may reduce the likelihood of the Registrant identifying and consummating a successful business combination.

Employees

The Registrant presently has no employees.  Its sole officer and director is engaged in outside business activities and anticipates that he will devote to its business very limited time until the acquisition of a successful business opportunity has been identified.  The specific amount of time that management will devote to the Registrant may vary from week to week or even day to day, and, therefore, the specific amount of time that management will devote to the Registrant on a weekly basis cannot be ascertained with any level of certainty.  In all cases, management intends to spend as much time as is necessary to exercise its fiduciary duties as an officer and director of the Registrant and believes that he will be able to devote the time required to consummate a business combination transaction as necessary.  The Registrant expects no significant changes in the number of its employees other than such changes, if any, in connection with a business combination.

Item 1A. Risk Factors.

The Registrant is a “smaller reporting company” so the Registrant is not required to include this information.

Item 2. Financial Information.

The information required by Item 2 of Form 10 was previously reported on the Registrant’ Annual Report on Form 10-K for the fiscal year ended March 31, 2015 (the “2015 Form 10-K”) and the Registrant’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2015 (the “Form 10-Q”).

Item 3. Properties.

The Registrant does not rent or own any properties.  Currently, the Registrant’s principal shareholder and sole director and officer, Chien Heng Chiang, is providing the Registrant whatever office space it needs, without charge, at 8152 Villaverde Drive in Whittier, California.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth certain information regarding the Registrant’s common stock beneficially owned immediately following the Closing, for (i) each shareholder known to be the beneficial owner of more than 5% of the outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security.  The table assumes a total of 19,412,000 shares of common stock were outstanding as of Closing.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
Chien Heng “George” Chiang (1) 8152 Villaverde Drive Whittier, CA 90605	19,000,000	97.9%

All Directors and Officers as a Group (1 person)	19,000,000	97.9%

(1)	On February 12, 2016, Mr. Chiang became the sole director, President, Chief Financial Officer and Secretary of the Registrant.

Item 5. Directors and Executive Officers.

This information is provided below in Item 5.02 of this Current Report on Form 8-K.

Item 6. Executive Compensation.

The historical information for the Registrant for Item 6 of Form 10 is contained in the 2015 Form 10-K.

Going forward, the Registrant will not initially have any employees and Mr. Chiang does not currently intend to take any compensation for serving as the Registrant’s sole officer or director.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

The historical information for the Registrant for Item 7 of Form 10 is contained in the 2015 Form 10-K.

As indicated in Item 3 of Form 10 above, Mr. Chiang is currently providing the Registrant whatever office space it needs, without charge, at 8152 Villaverde Drive in Whittier, California.

Item 8. Legal Proceedings.

The information required by Item 8 of Form 10 was previously reported in the 2015 Form 10-K and the Form 10-Q.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

The information required by Item 9 of Form 10 was previously reported in the 2015 Form 10-K.

Item 10. Recent Sales of Unregistered Securities.

The information required by Item 10 of Form 10 was previously reported in the 2015 Form 10-K.

Item 11. Description of Registrant’s Securities to be Registered.

The information required by Item 11 of Form 10 was previously reported in the Registrant’s Registration Statement on Form S-1 (File No. 333-198615) (the “S-1”).

Item 12. Indemnification of Directors and Officers.

The information required by Item 12 of Form 10 was previously reported in the Form S-1.

Item 13. Financial Statements and Supplementary Data.

The information required by Item 13 of Form 10 was previously reported on the 2015 Form 10-K and the Form 10-Q.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

There are not and have not been any disagreements between the Company and its accountants on any matter of accounting principles, practices or financial statement disclosure.

Item 15. Financial Statements and Exhibits.

The information required by Item 13 of Form 10 was previously reported on the 2015 Form 10-K, the Form 10-Q and the S-1.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2016, in connection with the change in control of the Registrant, Thomas Chen resigned as the Registrant’s sole director, Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer, and Chien Heng “George” Chiang, age 30, was elected as the Registrant’s sole director, President, Chief Financial Officer and Secretary, to serve in such capacities until his successors are duly elected and qualified.  Mr. Chiang is not currently receiving any compensation for his service as a director or officer of the Registrant.

Mr. Chiang has over six years’ experiences in mergers and acquisitions and related financial transactions. Mr. Chiang holds a Bachelor’s degree in communication and technology from National Chiao Tung University in Taiwan. Mr. Chiang founded Magnate Holding, Inc. (“Magnate”) based in Taipei City, Taiwan, in December 2008 and continues to operate the company.  Magnate specializes in wealth management, mergers and acquisitions and investment banking.  Mr. Chiang founded iDreams Global Corp. in January 2015, which provides foreign real estate and travel services.  Additionally, since 2011, Mr. Chiang has served as the Head of Greater China for San Lotus Holding Inc., which offers travel and real estate-related services.

Mr. Chiang has not been involved in any legal proceedings that would require disclosure under Item 401 of Regulation S-K.

Until further determination by the Board of Directors, the full Board of Directors will undertake the duties of the Audit Committee, Compensation Committee and Nominating Committee of the Board of Directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2016, the Registrant filed a Certificate of Amendment with the Secretary of State of the State of Nevada pursuant to which the name of the Registrant was changed from “WeWearables, Inc.” to “Asia Training Institute, Inc.”

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation
17.1	Resignation of Thomas Chen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Asia Training Institute, Inc.

Date: February 16, 2016	By: /s/ Chien Heng Chiang
Name: Chien Heng Chiang
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation
17.1	Resignation of Thomas Chen